UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

CHASE
GROWTH FUND

§

CHASE MID-CAP
GROWTH FUND

Semi-Annual Report
Dated March 31, 2016

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 4, 2016

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) (each, a “Fund”) for the fiscal period ended March 31, 2016.  At the end of the first quarter 2016, over 2,400 shareholders had $85 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund had assets of $25 million with approximately 1,100 shareholders in both classes.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 2, 2015 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the six-month fiscal period ended March 31, 2016 are summarized below.

6 months ended 3/31/16
Chase Growth Fund Class N (CHASX)	+5.09%
Chase Growth Fund Institutional Class (CHAIX)	+5.11%
Russell 1000® Growth Index	+8.11%
S&P 500® Index	+8.49%
Lipper Large Cap Growth Funds Index	+3.64%

6 months ended 3/31/16
Chase Mid-Cap Growth Fund Class N (CHAMX)	+2.35%
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+2.48%
Russell Midcap® Growth Index	+4.72%
S&P 500® Index	+8.49%
Lipper Mid-Cap Growth Funds Index	+1.83%

This period was most notably marked by the first interest rate hike by the U.S. Federal Reserve Board since the financial crisis began in 2008. That rate hike, announced in December, 2015, was almost immediately followed by a series of weakening economic statistics that called into question the number of rate hikes expected in calendar 2016. At the time of the first rate hike in December, it was widely assumed there would be four additional hikes in 2016. With the weaker than expected statistics announced over the past few months, the general consensus is two hikes might be all we see this year. Markets rose in the last quarter of 2015 and were relatively flat in the first quarter of 2016.

As reported by the U.S. Bureau of Labor Statistics, the growth in nonfarm payrolls in the past six months averaged 225,300. This was a drop from 231,170 in the six months ending March 31, 2015.  Wage growth rose a modest two percent in March 2016 compared to March 2015.  One of the biggest bright spots for consumers has been lower energy prices which should average $2.04 per gallon this summer versus $2.63 last summer according to the U.S. Energy Information Administration. Despite this significant drop, consumers have not increased spending significantly. The savings consumers enjoyed from lower energy prices appears to have gone equally to debt repayment, savings and spending rather than entirely into spending.  Gross domestic product growth in the U.S. was 0.5% in Q116 while the full year 2016 figure calls for 1.6% annual growth versus 2.4% in 2015.

Chase Funds

Longer-term interest rates also tell the story of an economy that is sluggish.  The U.S. 10-year treasury rate has stayed fairly flat over the past 12 months. This time a year ago, it was 1.91%. Today, it is 1.93%.

Although it is early in 2016, this could be another difficult year for earnings. S&P/Capital IQ estimates that 2015 S&P 500® earnings per share were $117.06, versus $117.60 in 2014.  At this time, the consensus estimate for 2016 is $117.73, a figure that could be high.  Much of the sluggishness in earnings growth is coming from an Energy sector with earnings down about 70% from last year’s levels.  However, the strong U.S. dollar has resulted in weaker than expected earnings from many companies with large export businesses. Corporations continue to be fairly flush with cash leading to a significant number of mergers and acquisitions and continued high levels of stock buyback activity.

Despite the early 2016 swoon, markets have rallied and are within 2%-3% of all-time highs. The combination of continued low interest rates and ample liquidity has created a good environment for stocks, at least for the time being.  With our emphasis on consistent growth and high quality, these “risk-on” environments are often difficult for us. While the Chase Growth Fund lagged its benchmark Russell 1000® Growth Index and the S&P 500® Index, its performance exceeded peer funds as reflected in the Lipper Large Cap Growth Funds Index over the past six months.  The Chase Mid-Cap Growth Fund had similar performance; it lagged its benchmark, the Russell Midcap® Growth Index and the S&P 500® Index, while beating its peers as reflected in the Lipper Mid-Cap Growth Fund Index.

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund

On March 31st, the Chase Growth Fund owned 35 stocks ranging in market capitalization from $6.9 billion (Signature Bank New York NY) to $524.7 billion (Alphabet, Inc.).

For the six-month fiscal period ended March 31, 2016, the Chase Growth Fund underperformed the Russell 1000® Growth Index and outperformed the Lipper Large Cap Growth Funds Index.  Relative performance was helped by the Fund’s underweight position in the Health Care sector.  Stock selection helped performance in the Consumer Staples sector, but detracted from performance in the Financials, Health Care, and Technology sectors.  For the six months ended March 31, 2016, the Fund’s five best performing stocks were Tyson Foods, Inc. (“Tyson Foods”) +53.5%, Verizon Communications, Inc. (“Verizon Inc.”) +25.8%, Dollar Tree, Inc. (“Dollar Tree”) +23.3%, Constellation Brands, Inc. +20.8%, and Ross Stores, Inc. +19.5%.  The Fund’s five worst performing stocks were Citizens Financial Group, Inc. (“Citizens Financial Group”) -24.3%, Royal Caribbean Cruises Limited (“Royal Caribbean Cruises”) -23.9%, Boeing Co. (“Boeing”) -21.4%, CBRE Group, Inc. -21.1%, and McKesson Corporation -14.8%.

The Chase Growth Fund’s strongest stocks tell different stories about today’s markets. Tyson Foods is a producer of protein products that the Fund has owned since mid-2015. The company has transformed itself from a pure commodity meat and poultry producer to one with a significant value-added business largely through the acquisition of Hillshire Farms in 2014.  Telecom company, Verizon Inc., was the Fund’s second best performing stock in the past six months. Although the company is not rapidly growing, its bond-like dividend appealed to investors in this low-rate world. Like Tyson Foods, Dollar Tree is benefiting from an acquisition, in its case, of competitor, Family Dollar. The merger leaves Dollar Tree as the largest player in the deep discount retail space.

The Chase Growth Fund’s weakest stocks over the past six months were Citizens Financial Group, Royal Caribbean Cruises and Boeing.  Like many banks, Citizens Financial Group has been hurt by the lower than expected interest rates this year.  Fears of the Zika virus cutting into cruise business has hurt Royal Caribbean Cruises while Boeing suffered from the strong U.S. dollar which shifted some airline demand for new planes to its main competitor Airbus.

Chase Funds

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 19% versus 16% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2016 of 14% versus 10%, and revenue growth of 10% versus 8%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (“P/E”) than the Russell 1000® Growth Index (18.9X versus 21.6X) based on 2016 estimated earnings.  Relative to their growth rates, we believe the Fund’s stocks are reasonably priced, selling at 1.00 times their five-year historical growth rates compared to 1.37 times for the Russell 1000® Growth Index and 1.34 times their projected one-year growth rates compared to 2.11 times for the Russell 1000® Growth Index.

March 31, 2016	CHASE GROWTH FUND STOCKS VS. RUSSELL 1000® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2016) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund

On March 31st, the Chase Mid-Cap Growth Fund owned 40 stocks ranging in market capitalization from $1.7 billion (Sonic Corp.) to $26.6 billion (O Reilly Automotive).

For the six-month fiscal period ended March 31, 2016, the Chase Mid-Cap Growth Fund underperformed the Russell Midcap® Growth Index and outperformed the Lipper Mid-Cap Growth Funds Index.  The Fund’s performance was helped by its overweight position in the Consumer Staples sector, but hurt by its overweight position in the Technology sector.  Stock selection was positive in the Consumer Discretionary and Consumer Staples sectors, but negative in the Financials and Health Care sectors.

For the six months ended March 31, 2016, the Fund’s five best performing stocks were Universal Display Corp. +55.5%, Tyson Foods, Inc. +51.2%, Sonic Corp. +50.8%, Hormel Foods Corp. +35.7%, and Waste Connections, Inc. +28.4%.  The Fund’s five worst performing stocks were Blackhawk Network Holdings, Inc. (“Blackhawk Network Holdings”) -27.6%, On Assignment, Inc. -26.6%, Citizens Financial Group, Inc. -25.0%, Synchronoss Technologies, Inc. (“Synchronoss Technologies”) -22.1%, and J2 Global, Inc. -19.9%.

Universal Display Corp., a developer of organic light-emitting diode (“OLED”) technologies, already has its products in many Samsung and LG products.  It has been owned since mid-2014, and both of its customers have recently increased their manufacturing capabilities.  Sonic Corp. was purchased in the fourth quarter of 2014, and the drive-in restaurant operator has seen positive results from its ongoing technology rollout.  New menu boards and marketing capabilities have helped the company to strengthen its position in a competitive industry.

Chase Funds

Among the Fund’s weakest stocks over the past six months, Blackhawk Network Holdings reported disappointing results after prepaid gift card sales were weak due to delays in the rollout of smart chip technology in credit cards.  Retailers were delaying the sale of large-denomination gift cards until the rollout of smart chip technology is complete, because until then they are the responsible party in the case of credit card fraud.  Despite reporting solid earnings, On Assignment fell after investors expressed concern that there could be an upcoming downturn in the company’s business.  Finally, Synchronoss Technologies was sold over concerns that too much of its revenue was coming from one-time benefits, calling into question its ability to meet or beat estimates in future quarters.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have slightly higher five-year average annual earnings per share growth rates of 20% versus 18% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2016 of 19% versus 9%, and revenue growth of 11% versus 8%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (18.8X versus 21.8X) based on 2016 estimated earnings.  Relative to their growth rates, we believe the Fund’s mid-cap stocks are reasonably priced, selling at 0.95 times their five-year historical growth rates compared to 1.24 times for the Russell Midcap® Growth Index and 1.01 times their projected one-year earnings growth rates compared to 2.54 times for the Russell Midcap® Growth Index.

March 31, 2016	CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2016) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

MARKET OUTLOOK

As we write this letter, we believe equity markets have recovered from February lows. However, there remains much to be concerned about. The very length of the current bull market, at seven years, is reason for concern.  The S&P 500® Index is now up more than 200% since its March 2009 bottom.   This is approximately twice as much as it rose during the 1996-2000 and 2002-2007 bull markets.  Concerns about slowing global economic growth, a too-strong U.S. dollar, and the collapse in energy prices remain.  As we begin the second quarter, the corporate profit picture is mixed at best.  Both the actual numbers for revenues and earnings, and the guidance for the rest of the year are likely to set the market’s direction going forward.  At current levels, markets are not inexpensive and there will be a considerable amount of economic and political uncertainty to deal with for the remainder of 2016.

We continue to find companies with above-market growth.  Estimated earnings for the Funds’ large-cap and mid-cap companies are expected to increase 14% and 19% respectively, yet their P/E ratios remain below that of their benchmarks.  We continue to believe good value offers good downside protection.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Home Depot, Inc.	4.12%	1.	Fiserv, Inc.	3.76%
2.	Alphabet, Inc. – Class A	4.03%	2.	Tyson Foods, Inc. – Class A	3.53%
3.	Paychex, Inc.	3.69%	3.	Toro Company	3.49%
4.	Fiserv, Inc.	3.60%	4.	Spectrum Brands Holdings, Inc.	3.20%
5.	Tyson Foods, Inc. – Class A	3.54%	5.	Microsemi Corp.	3.19%
6.	Constellation Brands, Inc. – Class A	3.48%	6.	Thor Industries, Inc.	3.10%
7.	CVS Health Corp.	3.47%	7.	NVR, Inc.	3.07%
8.	Electronic Arts, Inc.	3.40%	8.	Masco Corp.	2.85%
9.	Danaher Corp.	3.34%	9.	Paychex, Inc.	2.75%
10.	PepsiCo, Inc.	3.26%	10.	Pinnacle Foods, Inc.	2.70%

Peter W. Tuz, CFA	Robert ‘Buck’ C. Klintworth, CMT
President & Director	Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Growth Fund (expense cap is 1.30% for Class N shares and 1.15% for Institutional Class shares) and Chase Mid-Cap Growth Fund (expense cap is 1.33% for Class N shares and 1.18% for Institutional Class shares.  In the absence of fee waivers, total return would be reduced.

Chase Funds

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and EPS growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price Earnings Ratio (P/E) is the price of a stock divided by its earnings per share.

The Chase Funds are distributed by Quasar Distributors, LLC.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2016 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds
EXPENSE EXAMPLE at March 31, 2016 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/15 – 3/31/16).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/15	Value 3/31/16	Period 10/1/15 – 3/31/16*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,050.90	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/15	Value 3/31/16	Period 10/1/15 – 3/31/16*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,051.10	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.35

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Funds

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/15	Value 3/31/16	Period 10/1/15 – 3/31/16*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,023.50	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.21

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/15	Value 3/31/16	Period 10/1/15 – 3/31/16*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,024.80	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares	COMMON STOCKS: 96.9%	Value

	Auto/Auto Parts: 2.2%
6,890	O’Reilly Automotive, Inc.*	$1,885,518

	Beverage: 6.8%
19,610	Constellation Brands, Inc. - Class A	2,962,875
27,100	PepsiCo, Inc.	2,777,208
		5,740,083
	Biotechnology: 2.4%
22,420	Gilead Sciences, Inc.	2,059,501

	Broadcast Media: 3.2%
45,100	Comcast Corp. - Class A	2,754,708

	Building: 1.8%
9,710	Martin Marietta Materials, Inc.	1,548,842

	Computer - Networking: 3.0%
90,400	Cisco Systems, Inc.	2,573,688

	Computer Software: 6.1%
23,840	Check Point Software Technologies Ltd.+*	2,085,285
58,160	Paychex, Inc.	3,141,221
		5,226,506
	Computer Software - Gaming: 3.4%
43,800	Electronic Arts, Inc.*	2,895,618

	Conglomerates: 5.1%
30,000	Danaher Corp.	2,845,800
13,310	Honeywell International, Inc.	1,491,386
		4,337,186
	Drugs - Proprietary: 1.8%
26,500	AbbVie, Inc.	1,513,680

	Electrical Instruments: 3.0%
18,190	Thermo Fisher Scientific, Inc.	2,575,522

	Finance/Banks: 2.8%
17,710	Signature Bank*	2,410,685

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Finance/Information Services: 6.7%
29,930	Fiserv, Inc.*	$3,070,219
34,870	Visa, Inc. - Class A	2,666,858
		5,737,077
	Financial Services - Miscellaneous: 2.1%
7,680	Intercontinental Exchange, Inc.	1,805,875

	Food: 3.6%
45,300	Tyson Foods, Inc. - Class A	3,019,698

	Footwear: 2.3%
32,300	Nike, Inc. - Class B	1,985,481

	Household Products: 3.0%
42,800	Jarden Corp.*	2,523,060

	Information Services: 2.3%
8,910	Alliance Data Systems Corp.*	1,960,200

	Internet Software & Services: 6.6%
4,499	Alphabet, Inc. - Class A*	3,432,287
19,260	Facebook, Inc. - Class A*	2,197,566
		5,629,853
	Leisure Time: 2.9%
24,990	Walt Disney Co.	2,481,757

	Medical Products: 1.8%
16,790	Edwards Lifesciences Corp.*	1,481,046

	Restaurants: 1.9%
26,900	Starbucks Corp.	1,605,930

	Retail - Discount: 5.3%
29,300	Dollar Tree, Inc.*	2,416,078
36,400	Ross Stores, Inc.	2,107,560
		4,523,638
	Retail - Home Improvement: 4.1%
26,300	Home Depot, Inc.	3,509,209

	Retail Drug Stores: 3.5%
28,500	CVS Health Corp.	2,956,305

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Retail Grocers: 1.8%
39,000	Kroger Co.	$1,491,750

	Semiconductors: 1.7%
19,000	Skyworks Solutions, Inc.	1,480,100

	Service Companies: 2.6%
35,600	Cognizant Technology Solutions Corp. - Class A*	2,232,120

	Telecommunication Services: 3.1%
48,100	Verizon Communications, Inc.	2,601,248
	Total Common Stocks (Cost $61,493,084)	82,545,884

	SHORT-TERM INVESTMENTS: 3.1%
2,643,596	Invesco STIT Treasury Portfolio - Institutional Class, 0.23%#	2,643,596
	Total Short-Term Investments (Cost $2,643,596)	2,643,596
	Total Investments in Securities (Cost $64,136,680): 100.0%	85,189,480
	Other Assets in Excess of Liabilities: 0.0%	6,055
	Net Assets: 100.00%	$85,195,535

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited)

Shares	COMMON STOCKS: 96.9%	Value

	Aerospace/Aircraft: 1.9%
2,190	TransDigm Group, Inc.*	482,545

	Auto/Auto Parts: 4.3%
4,700	Lear Corp.	522,499
2,030	O’Reilly Automotive, Inc.*	555,530
		1,078,029
	Brokerage: 2.4%
11,900	Evercore Partners, Inc. - Class A	615,825

	Building: 7.8%
2,960	Martin Marietta Materials, Inc.	472,150
22,800	Masco Corp.	717,060
445	NVR, Inc.*	770,918
		1,960,128
	Building Products: 2.0%
9,200	Fortune Brands Home & Security, Inc.	515,568

	Business Services: 2.6%
8,700	MSCI, Inc.	644,496

	Computer Software: 5.0%
9,335	j2 Global, Inc.	574,849
12,800	Paychex, Inc.	691,328
		1,266,177
	Containers: 2.5%
12,300	Bemis Company, Inc.	636,894

	Drugs - Proprietary: 1.5%
16,400	Akorn, Inc.*	385,892

	Electronics: 4.8%
5,240	Littelfuse, Inc.	645,096
10,300	Universal Display Corp.*	557,230
		1,202,326
	Finance/Banks: 4.7%
4,200	Signature Bank*	571,704
38,900	Umpqua Holdings Corp.	616,954
		1,188,658

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Finance/Information Services: 5.9%
7,130	Euronet Worldwide, Inc.*	528,404
9,220	Fiserv, Inc.*	945,788
		1,474,192
	Food: 8.4%
12,400	Hormel Foods Corp.	536,176
15,200	Pinnacle Foods, Inc.	679,136
13,300	Tyson Foods, Inc. - Class A	886,578
		2,101,890
	Health Care Benefits: 1.7%
6,800	Centene Corp.*	418,676

	Health Care Services: 3.7%
6,400	PAREXEL International Corp.*	401,472
9,100	VCA, Inc.*	524,979
		926,451
	Household Products: 5.4%
6,000	Church & Dwight Co., Inc.	553,080
7,360	Spectrum Brands Holdings, Inc.	804,301
		1,357,381
	Industrial Distributors: 4.6%
12,600	Beacon Roofing Supply, Inc.*	516,726
13,500	Owens Corning	638,280
		1,155,006
	Information Services: 2.0%
2,340	Alliance Data Systems Corp.*	514,800

	Leisure Time: 5.7%
18,000	Cinemark Holdings, Inc.	644,940
12,200	Thor Industries, Inc.	777,994
		1,422,934
	Machinery: 3.5%
10,200	Toro Co.	878,424

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2016 (Unaudited), Continued

Shares		Value

	Medical Supplies: 4.5%
3,190	C.R. Bard, Inc.	646,517
6,900	West Pharmaceutical Services, Inc.	478,308
		1,124,825
	Personal Care: 2.3%
2,930	Ulta Salon, Cosmetics & Fragrance, Inc.*	567,658

	Restaurants: 2.5%
17,700	Sonic Corp.	622,332

	Semiconductors: 3.2%
20,900	Microsemi Corp.*	800,679

	Telecommunication Equipment: 2.0%
19,500	Juniper Networks, Inc.	497,445

	Waste Disposal: 2.0%
7,800	Waste Connections, Inc.	503,802
	Total Common Stocks (Cost $19,914,306)	24,343,033

	SHORT-TERM INVESTMENTS: 3.2%
803,824	Invesco STIT Treasury Portfolio - Institutional Class, 0.23%#	803,824
	Total Short-Term Investments (Cost $803,824)	803,824
	Total Investments in Securities (Cost $20,718,130): 100.1%	25,146,857
	Liabilities in Excess of Other Assets: (0.1)%	(18,709)
	Net Assets: 100.00%	$25,128,148

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $64,136,680 and $20,718,130, respectively)	$85,189,480	$25,146,857
Receivables
Fund shares issued	88,489	404
Dividends and interest	13,305	18,582
Prepaid expenses	18,399	19,098
Total assets	85,309,673	25,184,941

LIABILITIES
Payables
Due to Adviser	53,300	4,904
Fund shares redeemed	2,738	7,500
Audit fees	10,351	10,351
Shareholder servicing fees	11,129	3,566
Administration and fund accounting fees	15,433	14,989
Transfer agent fees and expenses	10,510	9,430
Custody fees	1,642	1,143
Legal fees	—	294
Chief Compliance Officer fee	1,505	1,483
Accrued expenses	7,530	3,133
Total liabilities	114,138	56,793
NET ASSETS	$85,195,535	$25,128,148

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2016 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$53,142,631	$16,986,749
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,371,143	438,605
Net asset value, offering and redemption price per share	$12.16	$38.73

Institutional Class Shares
Net assets applicable to shares outstanding	$32,052,904	$8,141,399
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,555,241	207,669
Net asset value, offering and redemption price per share	$12.54	$39.20

COMPONENTS OF NET ASSETS
Paid-in capital	$65,123,623	$20,183,366
Accumulated net investment loss	(140,666)	(37,723)
Accumulated net realized gain/(loss) from investments	(840,222)	553,778
Net unrealized appreciation on investments	21,052,800	4,428,727
Net assets	$85,195,535	$25,128,148

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2016 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$519,463	$137,434
Interest	2,023	488
Total income	521,486	137,922

Expenses
Advisory fees (Note 4)	327,387	97,377
Shareholder servicing fees - Class N Shares (Note 5)	69,764	22,439
Administration and fund accounting fees (Note 4)	45,528	45,773
Transfer agent fees and expenses (Note 4)	31,762	25,977
Registration fees	15,540	14,084
Audit fees	10,364	10,364
Custody fees (Note 4)	8,976	3,518
Printing and mailing expense	6,298	2,834
Trustees fees	4,692	4,454
Legal fees	4,512	3,673
Chief Compliance Officer fee (Note 4)	4,505	4,515
Miscellaneous	3,830	2,202
Insurance expense	1,648	1,070
Total expenses	534,806	238,280
Less: Fees waived by Adviser (Note 4)	—	(62,635)
Net expenses	534,806	175,645
Net investment loss	(13,320)	(37,723)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	(58,528)	554,386
Net change in unrealized appreciation on investments	4,628,971	142,943
Net realized and unrealized gain on investments	4,570,443	697,329
Net Increase in Net Assets Resulting from Operations	$4,557,123	$659,606

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	Sept. 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(13,320)	$(139,445)
Net realized gain/(loss) from investments	(58,528)	9,589,656
Net change in unrealized appreciation/(depreciation)
on investments	4,628,971	(5,230,302)
Net increase in net assets resulting from operations	4,557,123	4,219,909

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(5,493,010)	(11,495,182)
Institutional Class Shares	(2,955,870)	(3,936,050)
Total distributions to shareholders	(8,448,880)	(15,431,232)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	140,115	2,065,957
Total decrease in net assets	(3,751,642)	(9,145,366)

NET ASSETS
Beginning of period	88,947,177	98,092,543
End of period	$85,195,535	$88,947,177
Accumulated net investment loss	$(140,666)	$(127,346)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	97,239	$1,198,362	242,316	$3,373,011
Shares issued on reinvestments
of distributions	424,083	5,271,347	879,379	10,948,267
Shares redeemed*	(706,366)	(8,808,465)	(1,359,254)	(18,574,651)
Net decrease	(185,044)	$(2,338,756)	(237,559)	$(4,253,373)
* Net of redemption fees of		$—		$678

Institutional Class Shares

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	109,945	$1,391,402	737,550	$9,725,324
Shares issued on reinvestments
of distributions	193,867	2,483,431	229,337	2,928,633
Shares redeemed*	(106,974)	(1,395,962)	(424,973)	(6,334,627)
Net increase	196,838	$2,478,871	541,914	$6,319,330
* Net of redemption fees of		$88		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	Sept. 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(37,723)	$(163,333)
Net realized gain from investments	554,386	3,225,936
Net change in unrealized depreciation on investments	142,943	(2,111,557)
Net increase in net assets resulting from operations	659,606	951,046

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(1,583,275)	(2,967,094)
Institutional Class Shares	(675,211)	(597,943)
Total distributions to shareholders	(2,258,486)	(3,565,037)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(612,085)	(5,138,417)
Total decrease in net assets	(2,210,965)	(7,752,408)

NET ASSETS
Beginning of period	27,339,113	35,091,521
End of period	$25,128,148	$27,339,113
Accumulated net investment loss	$(37,723)	$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,501	$410,383	43,259	$1,901,643
Shares issued on reinvestments
of distributions	36,855	1,492,623	69,997	2,821,565
Shares redeemed*	(70,835)	(2,801,520)	(286,258)	(12,597,873)
Net decrease	(23,479)	$(898,514)	(173,002)	$(7,874,665)
* Net of redemption fees of		$—		$1,802

Institutional Class Shares

	Six Months Ended
	March 31, 2016		Year Ended
	(Unaudited)		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,977	$357,763	105,704	$4,561,597
Shares issued on reinvestments
of distributions	14,087	577,143	13,657	554,889
Shares redeemed	(14,962)	(648,477)	(53,077)	(2,380,238)
Net increase	8,102	$286,429	66,284	$2,736,248

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2016		Year Ended September 30,
	(Unaudited)		2015		2014		2013		2012		2011
Net asset value, beginning of period	$12.74		$14.76		$15.77		$19.94		$16.10		$15.99
Income from investment operations:
Net investment income/(loss)(1)	(0.01)		(0.03)		(0.07)		0.01		(0.05)		(0.03)
Net realized and unrealized gain on
investments and written options	0.69		0.52		3.00		1.80		4.15		0.14
Total from investment operations	0.68		0.49		2.93		1.81		4.10		0.11
Less distributions:
From net investment income	—		—		—		(0.06)		—		—
From net realized
gain on investments	(1.26)		(2.51)		(3.94)		(5.92)		(0.26)		—
Total distributions	(1.26)		(2.51)		(3.94)		(5.98)		(0.26)		—
Paid-in capital from redemption fees	—		0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$12.16		$12.74		$14.76		$15.77		$19.94		$16.10

Total return	5.09	%(3)	3.70%		21.66%		14.38%		25.74%		0.69%

Ratios/supplemental data:
Net assets, end of period (thousands)	$53,143		$58,061		$70,734		$74,640		$91,843		$122,603
Ratio of expenses to
average net assets	1.31	%(4)	1.29%		1.33%		1.40%		1.33%		1.24%
Ratio of net investment income/(loss)
to average net assets	(0.12%	)(4)	(0.22%)		(0.46%)		0.08%		(0.27%)		(0.18%)
Portfolio turnover rate	23.23	%(3)	40.05%		78.37%		119.95%		47.09%		82.40%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31, 2016		Year Ended September 30,
	(Unaudited)		2015	2014		2013	2012	2011
Net asset value, beginning of period	$13.10		$15.06	$15.99		$20.10	$16.19	$16.04
Income from investment operations:
Net investment income/(loss)(1)	0.01		0.00 (2)	(0.03)		0.07	0.00 (2)	0.01
Net realized and unrealized gain on
investments and written options	0.69		0.55	3.04		1.81	4.17	0.14
Total from investment operations	0.70		0.55	3.01		1.88	4.17	0.15
Less distributions:
From net investment income	—		—	—		(0.07)	—	—
From net realized
gain on investments	(1.26)		(2.51)	(3.94)		(5.92)	(0.26)	—
Total distributions	(1.26)		(2.51)	(3.94)		(5.99)	(0.26)	—
Paid-in capital from redemption fees	0.00	(1)(2)	—	0.00	(1)(2)	—	—	—
Net asset value, end of period	$12.54		$13.10	$15.06		$15.99	$20.10	$16.19

Total return	5.11	%(3)	4.07%	21.90%		14.69%	26.04%	0.94%

Ratios/supplemental data:
Net assets, end of period (thousands)	$32,053		$30,886	$27,359		$30,249	$59,160	$77,777
Ratio of expenses to
average net assets	1.06	%(4)	1.04%	1.08%		1.15%	1.08%	0.99%
Ratio of net investment income/(loss)
to average net assets	0.13	%(4)	0.03%	(0.21%)		0.45%	(0.01%)	0.07%
Portfolio turnover rate	23.23	%(3)	40.05%	78.37%		119.95%	47.09%	82.40%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2016		Year Ended September 30,
	(Unaudited)		2015		2014	2013		2012	2011
Net asset value, beginning of period	$41.19		$45.62		$46.52	$37.70		$31.46	$27.49
Income from investment operations:
Net investment loss(1)	(0.07)		(0.26)		(0.36)	(0.24)		(0.38)	(0.34)
Net realized and unrealized gain
on investments	1.21		1.01		4.27	9.89		6.61	4.31
Total from investment operations	1.14		0.75		3.91	9.65		6.23	3.97
Less distributions:
From net realized
gain on investments	(3.60)		(5.18)		(4.82)	(0.83)		—	—
Total distributions	(3.60)		(5.18)		(4.82)	(0.83)		—	—
Paid-in capital from redemption fees	—		0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)
Net asset value, end of period	$38.73		$41.19		$45.62	$46.52		$37.70	$31.46

Total return	2.35	%(3)	1.89%		8.53%	26.15%		19.83%	14.44%

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,987		$19,035		$28,971	$28,565		$28,252	$13,340
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.91	%(4)	1.76%		1.69%	1.77%		1.77%	1.96%
After fee waiver	1.43	%(4)	1.43%		1.43%	1.47	%(5)	1.48%	1.48%
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(0.85%	)(4)	(0.91%)		(1.03%)	(0.90%)		(1.31%)	(1.52%)
After fee waiver	(0.37%	)(4)	(0.58%)		(0.77%)	(0.60%)		(1.02%)	(1.04%)
Portfolio turnover rate	49.14	%(3)	50.61%		110.93%	109.96%		115.01%	158.88%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended						February 2, 2012(1)
	March 31, 2016		Year Ended September 30,				through
	(Unaudited)		2015	2014	2013		September 30, 2012
Net asset value, beginning of period	$41.61		$45.92	$46.70	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.02)		(0.14)	(0.24)	(0.15)		(0.18)
Net realized and unrealized gain
on investments	1.21		1.01	4.28	9.93		1.78
Total from investment operations	1.19		0.87	4.04	9.78		1.60
Less distributions:
From net realized
gain on investments	(3.60)		(5.18)	(4.82)	(0.83)		—
Total distributions	(3.60)		(5.18)	(4.82)	(0.83)		—
Net asset value, end of period	$39.20		$41.61	$45.92	$46.70		$37.75

Total return	2.48	%(3)	2.17%	8.78%	26.47%		4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,141		$8,304	$6,121	$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.66	%(4)	1.52%	1.44%	1.52%		1.52	%(4)
After fee waiver	1.18	%(4)	1.18%	1.18%	1.22	%(6)	1.23	%(4)
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(0.60%	)(4)	(0.65%)	(0.78%)	(0.67%)		(1.03%	)(4)
After fee waiver	(0.12%	)(4)	(0.31%)	(0.52%)	(0.37%)		(0.74%	)(4)
Portfolio turnover rate	49.14	%(3)	50.61%	110.93%	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  The Growth Fund and the Mid-Cap Fund retained redemption fees of $88 and $0, respectively, during the six months ended March 31, 2016.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds did not enter into written options transactions during the six months ended March 31, 2016.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain

Chase Funds
NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2016:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$21,269,300	$—	$—	$21,269,300
Consumer Staples	13,207,836	—	—	13,207,836
Financials	4,216,561	—	—	4,216,561
Health Care	7,629,749	—	—	7,629,749
Industrials	4,337,186	—	—	4,337,186
Materials	1,548,842	—	—	1,548,842
Technology	27,735,162	—	—	27,735,162
Telecommunication Services	2,601,248	—	—	2,601,248
Total Common Stocks	82,545,884	—	—	82,545,884
Short-Term Investments	2,643,596	—	—	2,643,596
Total Investments in Securities	$85,189,480	$—	$—	$85,189,480

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,461,871	$—	$—	$4,461,871
Consumer Staples	3,459,271	—	—	3,459,271
Financials	2,448,979	—	—	2,448,979
Health Care	2,855,844	—	—	2,855,844
Industrials	4,252,405	—	—	4,252,405
Materials	1,109,043	—	—	1,109,043
Technology	5,755,620	—	—	5,755,620
Total Common Stocks	24,343,033	—	—	24,343,033
Short-Term Investments	803,824	—	—	803,824
Total Investments in Securities	$25,146,857	$—	$—	$25,146,857

Refer to the Funds’ schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2016, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2016, the Growth Fund and the Mid-Cap Fund incurred $327,387 and $97,377 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed, effective January 28, 2015, to reduce fees payable to it by the Growth Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Growth Fund’s aggregate annual operating expenses to 1.40% and 1.15% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  The Adviser has also agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.43% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively. Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2016, the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 and $62,635 in the Growth Fund and the Mid-Cap Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $354,599 at March 31, 2016 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Mid-Cap Fund

Year	Amount
2016	$90,603
2017	96,176
2018	105,185
2019	62,635
$354,599

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$45,528	$45,773
Transfer Agency (excludes out-of-pocket expenses)	24,918	23,125
Custody	8,976	3,518
Chief Compliance Officer	4,505	4,515

At March 31, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$15,433	$14,989
Transfer Agency (excludes out-of-pocket expenses)	8,974	8,386
Custody	1,642	1,143
Chief Compliance Officer	1,505	1,483

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2016, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $69,764 and $22,439 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$19,676,508	$27,393,900
Mid-Cap Fund	12,513,026	15,228,454

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $10,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Funds did not draw upon their lines of credit during the six months ended March 31, 2016.  At March 31, 2016, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund and the Mid-Cap Growth Fund during the six months ended March 31, 2016 and the year ended September 30, 2015 was as follows:

Growth Fund

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Ordinary income	$—	$3,865,751
Long-term capital gains	8,448,880	11,565,481

Mid-Cap Growth Fund

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Ordinary income	381,957	210,488
Long-term capital gains	1,876,529	3,354,549

As of September 30, 2015, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2016 (Unaudited), Continued

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$72,637,339	$22,812,581
Gross unrealized appreciation	19,394,633	5,458,158
Gross unrealized depreciation	(2,970,804)	(1,172,972)
Net unrealized appreciation (a)	16,423,829	4,285,186
Undistributed ordinary income	—	381,950
Undistributed long-term capital gain	7,667,186	1,876,526
Total distributable earnings	7,667,186	2,258,476
Other accumulated gains/(losses)	(127,346)	—
Total accumulated earnings/(losses)	$23,963,669	$6,543,662

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund are the same.

At September 30, 2015, the Growth Fund deferred, on a tax basis, ordinary late year losses of $127,346.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•	Non-U.S. Security Risk – Non-U.S. investments, such as ADRs, may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.

•
Defensive Position Risk – If the Funds take a temporary defensive position in response to adverse market, political, economic or other conditions, the Funds may not achieve their investment objective.  For example, should the market advance during this period, the Funds may not participate as much as they would have if they had been more fully invested.

•
Medium-Sized Company Risk (Mid-Cap Fund Only) – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

NOTE 10 – SUBSEQUENT EVENTS

Effective April 1, 2016, the shareholder servicing plan fee for Class N shares of each Fund is reduced from 0.25% to 0.15%.  The expense cap for the Class N shares of the Growth Fund and Mid-Cap Growth Fund have been lowered from 1.40% to 1.30% and 1.43% to 1.33%, respectively.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2016 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreements (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) for another annual term for the Chase Growth Fund and Chase Mid-Cap Growth Fund (together, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board considered a recent change in investment personnel servicing the Funds and the Adviser’s search to replace that individual. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar

Chase Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Chase Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and three-year periods, and below its peer group median for the five-year and ten-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and three-year periods, and is slightly below its peer group median for the five-year period and below its peer group median for the ten-year period.

The Board also considered the Fund’s performance compared to its similarly managed accounts.  The Board noted that the Adviser attributed the periods of underperformance between the Fund and similarly managed accounts to be the result of cash flows out of the Fund during those time periods and the fact that the Adviser’s remaining client accounts in its tax-exempt institutional composite are, on average, paying a lower management fee due to their size.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

Chase Mid-Cap Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year, and five-year periods, and below its peer group median for the three-year and ten-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year, and five-year periods, and below its peer group median for the three-year and ten-year periods.

The Board also considered the Fund’s underperformance for all periods compared to its similarly managed accounts and considered the reasons for that underperformance.  The Board noted that the Adviser attributed the differences in performance between the Fund and similarly managed accounts due to a higher net expense ratio for the Fund compared to the separate accounts.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements for the Chase Mid-Cap Growth Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients, and to the extent fees charged to the Funds were higher than for similarly managed accounts of similar size, it was largely a reflection of the greater costs to the Adviser of managing the Funds.

Chase Growth Fund:  The Board noted that the Adviser has implemented expense caps for the Class N shares and the Institutional Class shares at 1.40% and 1.15%, respectively, (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was below the median and average of its peer group, and the Fund’s total expense ratio for Class N shares was above the median and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of the peer group and the total expense ratio for the Class N shares was above the average of this segment of the peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, but only marginally above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The fees charged to its similarly managed separate accounts were in line with or comparable to the Adviser’s fee charged to the Fund, and the Board also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Chase Mid-Cap Growth Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.43% for Class N shares and 1.18% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was below the median and average of its peer group and that the total expense ratio for Class N shares was above the median and average

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of its peer group and the total expense ratio for the Class N shares was above the average of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was equal to its peer group median and was slightly below the peer group average.  The Fund’s contractual advisory fee when adjusted to include only funds with similar asset sizes was equal to the peer group median and slightly below the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal year were significantly below the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that prior economies of scale had been realized from the increase in assets in the Growth Fund and had been shared with the Fund in the way of reduced fund expenses.  The Board considered that the Growth Fund had decreased significantly in size but that any future economies of scale realized by future growth in assets by either Fund would be expected to again be shared with the Funds.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Funds’ expenses so that the Funds do not exceed their specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also considered that the Funds do not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account

Chase Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive.  The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interests of each Fund and its shareholders.

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Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Harden
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*/s/ Douglas G. Hess
             Douglas G. Hess, President

Date  6/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  6/8/16

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/8/16

* Print the name and title of each signing officer under his or her signature